Financial instruments at amortized cost	12 Months Ended
Mar. 31, 2022
Investments, All Other Investments [Abstract]
Financial instruments at amortized cost

23	Financial instruments at amortized cost

For the year ended March 31, 2020, the Company purchased held-to-maturity debt securities with maturities of one year and three years from a financial institution and pledged them as collateral against certain secured bank loans. As of March 31, 2022, the carrying value of long-term held-to-maturity debt security was $522,000. The long term held-to-maturity debt security matured in April 2022 but since no payment was received and none is expected to be received, the Company recognized a full impairment of the financial instrument for $522,000 for the fiscal year ended March 31, 2022 (2021: $nil ). The gross unrealized holding loss of the held-to-maturity debt securities was $522,000 as of March 31, 2022 (2021: $nil ).